UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 28, 2017

EMERGENT CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Florida	001-35064	30-0663473
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5355 Town Center Road, Suite 701 Boca Raton, Florida	33486
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (561) 995-4200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                    Entry into a Material Definitive Agreement.

On July 28, 2017, Emergent Capital, Inc. (the “Company”) consummated a series of previously-announced integrated transactions to effect a recapitalization of the Company (the “Transaction Closing”) pursuant to certain separate Master Transaction Agreements (together, the “Master Transaction Agreements”) dated March 15, 2017 or May 12, 2017, as amended, by and among the Company, PJC Investments, LLC, a Texas limited liability company (“PJC”), and each Consenting Convertible Note Holder that was a party to such Master Transaction Agreement (the “Consenting Convertible Note Holders”).

Common Stock Purchase Agreement

Contemporaneously with the Transaction Closing, the Company entered into a Common Stock Purchase Agreement (the “Stock Purchase Agreement”) by and among the Company, PJC, certain investors jointly designated by PJC and Triax Capital Advisors LLC, a New York limited liability company (“Triax”), to be party to the Stock Purchase Agreement (collectively, the “Common Stock Investors”), and certain Convertible Note Holders that were a party to the Stock Purchase Agreement (collectively, the “Convertible Note Holder Purchasers,” and together with PJC and the Common Stock Investors, the “Purchasers”). Pursuant to the Stock Purchase Agreement, the Company issued and sold to the Purchasers 115,000,000 shares (the “Stock Purchase Agreement Shares”) of the Company’s common stock, $0.01 par value (the “Common Stock”), at a price of $0.20 per share for an aggregate purchase price of $23.0 million, of which PJC and the Common Stock Investors purchased 75,000,000 Stock Purchase Agreement Shares for an aggregate purchase price of $15.0 million and the Convertible Note Holder Purchasers, pursuant to the previously announced rights offering which expired on July 26, 2017, purchased 40,000,000 Stock Purchase Agreement Shares for an aggregate purchase price of $8.0 million, of which PJC purchased 19,320,038 shares in connection with the exercise of rights assigned to it by certain Convertible Note Holder Purchasers. The Stock Purchase Agreement contained customary representations, warranties, and covenants.

The above description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, which is filed as Exhibit 10.1 hereto.

Common Stock Purchase Warrants

Contemporaneously with the Transaction Closing, the Company issued Common Stock Purchase Warrants (the “Warrants”) to certain investors jointly designated by PJC and Triax (collectively, the “Warrant Investors”) to purchase up to an aggregate of 42,500,000 shares of the Common Stock at an exercise price of $0.20 per share (the “Warrant Shares”).

The Warrants shall vest and become exercisable as follows: (i) with respect to 17,500,000 Warrant Shares, immediately upon the issuance of the Warrants, and (ii) with respect to the remaining 25,000,000 Warrant Shares, at later times tied to the conversion of Existing Convertible Notes (as defined below) and New Convertible Notes (as defined below) outstanding upon the Transaction Closing into shares of Common Stock or, if earlier, upon the date that all Existing Convertible Notes or New Convertible Notes are no longer outstanding. The Warrants have an eight year term. The number of Warrant Shares is subject to anti-dilution adjustment provisions.

The above description of the Warrants does not purport to be complete and is qualified in its entirety by reference to the Warrants, the form of which is filed as Exhibit 4.1 hereto.

Convertible Note Exchange Offer

On July 26, 2017, the Company’s offer to exchange its outstanding $74,220,450 aggregate principal amount of 8.50% Senior Unsecured Convertible Notes due 2019 (the “Existing Convertible Notes”) for its 5.00% Senior Unsecured Convertible Notes due 2023 (the “New Convertible Notes”) expired (the “Convertible Note Exchange Offer”). At least 98% of the holders of the Existing Convertible Notes tendered in the Convertible Note Exchange Offer.

Second Supplemental Indenture for Existing Convertible Notes

Contemporaneously with the Transaction Closing, the Company entered into a supplemental indenture (the “Supplemental Indenture”) to that certain Indenture dated February 21, 2014 between the Company and U.S. Bank, National Association, as indenture trustee (as amended and supplemented or otherwise modified from time to time, the “Existing Convertible Notes Indenture”) governing the Existing Convertible Notes. The purpose of the Supplemental Indenture was to eliminate substantially all of the restrictive covenants, eliminate certain events of default, eliminate the covenant restricting mergers and consolidations and modify certain provisions relating to defeasance contained in the Existing Convertible Notes Indenture and the Existing Convertible Notes (collectively, the “Proposed Amendments”) promptly after the receipt of the requisite consents for the Proposed Amendments.

The above description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indenture, which is filed as Exhibit 4.2 hereto.

New Convertible Note Indenture and New Convertible Notes

Contemporaneously with the Transaction Closing, the Company caused to be issued the New Convertible Notes in an aggregate amount of approximately $75.8 million pursuant to an Indenture (the “New Convertible Note Indenture”) between the Company and U.S. Bank, National Association, as indenture trustee. The terms of the New Convertible Notes are governed by the New Convertible Note Indenture, which provides, among other things, that the New Convertible Notes are unsecured senior obligations of the Company and will mature on February 15, 2023. The New Convertible Notes bear interest at a rate of 5.00% per annum from the issue date, payable semi-annually on August 15 and February 15 of each year, beginning on August 15, 2017.

Holders of New Convertible Notes may convert their New Convertible Notes at their option on any day prior to the close of business on the second scheduled trading day immediately preceding February 15, 2023. Upon conversion, the Company will deliver shares of Common Stock, together with any cash payment for any fractional share of Common Stock. The initial conversion rate for the New Convertible Notes will be (x) 500 shares of Common Stock per $1,000 principal amount of New Convertible Notes (for New Convertible Notes denominated in $1,000 increments) and (y) 0.5 shares of Common Stock per $1.00 principal amount of New Convertible Notes (for New Convertible Notes denominated in $1.00 increments). The conversion rate will be subject to adjustment in certain circumstances.

The Company may redeem, in whole but not in part, the New Convertible Notes at a redemption price of 100% of the principal amount of the New Convertible Notes to be redeemed, plus accrued and unpaid interest and additional interest, if any, if and only if the last reported sale price of the Common Stock equals or exceeds 120% of the conversion price for at least 15 trading days in any period of 30 consecutive trading days. The Company may, at its election, pay or deliver as the case may be, to all Holders of the New Convertible Notes, either (a) solely cash, (b) solely shares of Common Stock, or (c) a combination of cash and shares of Common Stock.

The New Convertible Note Indenture provides for customary events of default, which include (subject in certain cases to customary grace and cure periods), among others: nonpayment of principal or interest; breach of covenants or other agreements in the New Convertible Note Indenture; defaults or failure to pay certain other indebtedness; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs and is continuing under the New Convertible Note Indenture, the trustee or the holders of at least 25% in aggregate principal amount of the New Convertible Notes then outstanding may declare all unpaid principal plus accrued interest on the New Convertible Notes immediately due and payable, subject to certain conditions set forth in the New Convertible Note Indenture. In addition, holders of the New Convertible Notes may require the Company to repurchase the New Convertible Notes upon the occurrence of certain designated events at a repurchase price of 100% of the principal amount of the New Convertible Notes, plus accrued and unpaid interest.

The above description of the New Convertible Note Indenture does not purport to be complete and is qualified in its entirety by reference to the New Convertible Note Indenture, which is filed as Exhibit 4.3 hereto.

Senior Secured Note Purchase Agreement

Contemporaneously with the Transaction Closing, PJC, certain investors jointly designated by PJC and Triax (the “Note Purchase Investors”) and holders (the “Senior Secured Note Holders”) representing 100% of the aggregate outstanding principal amount of the Company’s 15.0% Senior Secured Notes due 2018 (the “Senior Secured Notes”) entered into a Note Purchase Agreement (the “Note Purchase Agreement”). Pursuant to the Note Purchase Agreement, the Note Purchase Investors purchased 100% of the Senior Secured Notes held by each Senior Secured Note Holder for an aggregate purchase price equal to the face amount of such purchased Senior Secured Notes. The Note Purchase Agreement contained customary representations, warranties, and covenants.

Contemporaneously with the Transaction Closing, the Company paid each Senior Secured Note Holder 5% of the face amount of the Senior Secured Notes held by such Senior Secured Note Holder as of immediately prior to the Transaction Closing, plus all accrued but unpaid interest of such Senior Secured Notes through the date of the Transaction Closing, pursuant to that certain Exchange Participation Agreement dated April 7, 2017 among the Company and Senior Secured Note Holders representing 100% of the aggregate outstanding principal amount of the Company’s Senior Secured Notes.

The above description of the Note Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Note Purchase Agreement, which is filed as Exhibit 10.2 hereto.

New Senior Secured Note Indenture and New Senior Secured Notes

Contemporaneously with the Transaction Closing, the Company and Wilmington Trust, National Association, as indenture trustee (the “Senior Secured Note Trustee”) entered into an Amended and Restated Senior Secured Note Indenture (the “New Senior Secured Indenture”) to amend and restate the Indenture dated as of March 11, 2016 (as amended and supplemented or otherwise modified from time to time, the “Senior Secured Indenture”) between the Company and the Senior Secured Note Trustee following the Company’s receipt of requisite consents of the holders of the Senior Secured Notes. Pursuant to the terms of the New Senior Secured Indenture, the Company caused the cancellation of all outstanding Senior Secured Notes and the issuance of 8.5% Senior Secured Notes due 2021 (the “New Senior Secured Notes”) in an aggregate amount of $30.0 million. The New Senior Secured Indenture provides, among other things, that the New Senior Secured Notes will be secured senior obligations of the Company and will mature on July 15, 2021. The New Senior Secured Notes will bear interest at a rate of 8.5% per annum, payable quarterly on March 15, June 15, September 15 and December 15 of each year, beginning on September 15, 2017.

The New Senior Secured Indenture provides that the New Senior Secured Notes may be optionally redeemed in full by the Company at any time and must be redeemed in full upon additional issuances of debt by the Company in each case, at a price equal to 100% of the principal amount redeemed plus (i) accrued and unpaid interest on the New Senior Secured Notes redeemed up to the date of redemption, and (ii) the Applicable Premium, if any, as defined in the New Senior Secured Indenture. Upon a change of control, the Company will be required to make an offer to holders of the New Senior Secured Notes to repurchase the New Senior Secured Notes at a price equal to 107.5% of their principal amount, plus accrued and unpaid interest up to the date of redemption.

The New Senior Secured Indenture contains negative covenants restricting additional debt incurred by the Company, creation of liens on the collateral securing the New Senior Secured Notes, and restrictions on dividends and stock repurchases, among other things. The New Senior Secured Notes are secured by settlement proceeds, if any, received from certain litigation involving the Company, certain notes issued to the Company, and pledges of 65% of the equity interests in Blue Heron Designated Activity Company, OLIPP IV, LLC and Red Reef Alternative Investments, LLC.

The New Senior Secured Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others: nonpayment of principal or interest; breach of covenants or other agreements in the New Senior Secured Indenture; defaults in failure to pay certain other indebtedness; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs and is continuing under the New Senior Secured Indenture, the trustee or the holders of at least 25% in aggregate principal amount of the New Senior Secured Notes then outstanding may declare the principal of and accrued but unpaid interest, plus a premium, if any, on all the New Senior Secured Notes immediately due and payable, subject to certain conditions set forth in the New Senior Secured Indenture.

The above description of the New Senior Secured Indenture does not purport to be complete and is qualified in its entirety by reference to the New Senior Secured Indenture, which is filed as Exhibit 4.4 hereto.

Special Dividend Note

Contemporaneously with the Transaction Closing, Lamington Road Designated Activity Company, an Irish section 110 company and an indirect subsidiary of the Company, issued a promissory note to Markley Asset Portfolio, LLC, a Delaware limited liability company and an indirect subsidiary of the Company, in a principal amount of $57.0 million (the “Special Dividend Note”). The Special Dividend Note matures on July 28, 2027. The principal amount under the Special Dividend Note bears interest at an annual rate of 5.00%.

The above description of the Special Dividend Note does not purport to be complete and is qualified in its entirety by reference to the Special Dividend Note, which is filed as Exhibit 4.5 hereto.

Registration Rights Agreement

Contemporaneously with the Transaction Closing, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Common Stock Investors, the Warrant Investors, the Convertible Note Holder Purchasers and each such holder of the Company’s New Convertible Notes that is a party to the Registration Rights Agreement (the “New Convertible Note Holders”). Pursuant to the Registration Rights Agreement, the Company is required to register the resale of the Stock Purchase Agreement Shares, Warrant Shares, the New Convertible Notes and the shares of Common Stock issued or issuable upon conversion of the New Convertible Notes in accordance with the terms of the New Convertible Notes Indenture (collectively, the “Registrable Securities”). Under the Registration Rights Agreement, the Company will be required to prepare and file a shelf registration statement with the Securities and Exchange Commission (the “SEC”) within 60 days of the Transaction Closing, and to use its best efforts to have the registration statement declared effective upon the earliest to occur of (i) the date that is 120 days after the Transaction Closing, (ii) the date that is two (2) business days after the date that the SEC communicates to the Company that it has no comments to the registration statement, and (iii) the date that is two (2) business days after the date that the SEC communicates to the Company that all comments with respect to the registration statement have been resolved. Pursuant to the Registration Rights Agreement, the Company must use all commercially reasonable efforts to keep the registration statement continuously effective until the date when all of the Registrable Securities covered by such registration statement have been sold. The Registration Rights Agreement also contains piggyback registration rights in favor of the Common Stock Investors, Convertible Note Holder Purchasers and the New Convertibles Note Holders and customary indemnification provisions.

The above description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, which is filed as Exhibit 10.3 hereto.

Board Designation Agreements

Contemporaneously with the Transaction Closing, the Company entered into a series of separate Board Designation Agreements (collectively, the “Board Designation Agreements”) with each of (i) Evermore Global Advisors, LLC, a designee of PJC and Triax (“Evermore”), (ii) PJC and JSARCo, LLC (the “Board Rights Investors”), (iii) Opal Sheppard Opportunities Fund I LP (“Opal Sheppard”), (iv) Ironsides P Fund L.P. and Ironsides Partners Special Situations Master Fund II L.P. (together with

Ironsides P Fund L.P., the “Ironsides Funds”) and (v) Nantahala Capital Management, LLC (“Nantahala”).

Pursuant to the Board Designation Agreement with Evermore (the “Evermore Designation Agreement”), subject to the terms and conditions set forth therein, Evermore shall have the right to designate one director to the Company’s Board of Directors (the “Board”) whom the Board must add as a director of the Company contemporaneously with the Transaction Closing. At each meeting of the Company’s shareholders at which the election of directors is to be considered and Evermore holds the requisite Minimum Percentage (as defined in the Evermore Designation Agreement), Evermore shall have the right to designate one nominee whom the Board must nominate for election at such meeting.

Pursuant to the Board Designation Agreement with the Board Rights Investors (the “Investor Designation Agreement”), subject to the terms and conditions set forth therein, the Board Rights Investors shall have the right to designate three directors to the Board whom the Board must add as directors of the Company contemporaneously with the Transaction Closing, one of which shall be designated pursuant to the Opal Sheppard Agreement. At each meeting of the Company’s shareholders at which the election of directors is to be considered and the Board Rights Investors hold the requisite Minimum Percentage (as defined in the Investor Designation Agreement), the Board Rights Investors shall have the right to designate three nominees whom the Board must nominate for election at such meeting, one of which shall be designated pursuant to the Opal Sheppard Agreement so long as the Opal Sheppard Agreement is in effect.

Pursuant to the Board Designation Agreement with Opal Sheppard (the “Opal Sheppard Designation Agreement”), subject to the terms and conditions set forth therein, Opal Sheppard shall have the right to designate one director to the Company’s Board of Directors (the “Board”) whom the Board must add as a director of the Company contemporaneously with the Transaction Closing. At each meeting of the Company’s shareholders at which the election of directors is to be considered, so long as the Board Rights Investors have the right to three designees and Opal Sheppard holds the requisite Minimum Percentage (as defined in the Opal Sheppard Designation Agreement), Opal Sheppard shall have the right to designate one nominee whom the Board must nominate for election at such meeting.

Pursuant to the Board Designation Agreement with the Ironsides Funds (the “Ironsides Designation Agreement”), subject to the terms and conditions set forth therein, the Ironsides Funds shall have the right to designate one director to the Board whom the Board must add as a director of the Company contemporaneously with the Transaction Closing. At each meeting of the Company’s shareholders at which the election of directors is to be considered and the Ironsides Funds hold the requisite Specified Percentage (as defined in the Ironsides Designation Agreement), the Ironsides Funds shall have the right to designate one nominee whom the Board must nominate for election at such meeting.

Pursuant to the Board Designation Agreement with Nantahala (the “Nantahala Designation Agreement), subject to the terms and conditions set forth therein, upon the termination of the Ironsides Designation Agreement in accordance with the terms thereof, Nantahala shall have the right to designate one director to the Board and, at each meeting of the Company’s shareholders at which the election of directors is to be considered and Nantahala holds the requisite Specified Percentage (as defined in the Nantahala Designation Agreement), Nantahala shall have the right to designate one nominee whom the Board must nominate for election at such meeting.

The above description of the Board Designation Agreements does not purport to be complete and is qualified in its entirety by reference to the Board Designation Agreements, which are filed as Exhibits 10.4, 10.5, 10.6, 10.7 and 10.8 hereto.

Item 2.03                                    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 3.02                                           Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 3.02.

The New Convertible Notes were issued in reliance on an exemption from registration provided by Section 3(a)(9) of the Securities Act. In issuing the remaining securities described above, the Company relied upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder as the transactions did not involve a public offering and the securities were acquired for investment purposes only and not with a view to or for sale in connection with any distribution thereof. Except for the Existing Convertible Notes, the securities described above have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 5.01                                           Changes in Control of Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 5.01.

As a result of the consummation of the Master Transaction Agreements, on the date of the Transaction Closing, a change in control of the Company occurred. PJC and Triax, together with certain of their affiliates, acquired beneficial ownership of approximately 38.9% of the outstanding Common Stock, based on their aggregate acquisition of 39,320,038 shares of Common Stock and warrants to purchase 27,150,000 shares of Common Stock. Other investors designated by PJC and Triax acquired beneficial ownership of approximately 43.6% of the outstanding Common Stock, based on their aggregate acquisition of 55,000,000 shares of Common Stock and warrants to purchase 13,350,000 shares of Common Stock. Additionally, PJC and Triax designated two of seven directors to the Company’s Board, two other investors designated a third new director and a fourth new director, and a fifth new director was designated by a holder of New Convertible Notes, collectively resulting in a change in the majority of the Company’s Board.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 1.01 and Item 5.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 5.02.

Effective July 28, 2017, the Company accepted the resignations of the following members of the Company’s Board of Directors: James Chadwick, Michael Crow, Phillip Goldstein, Gerald Hellerman and Gilbert Nathan. There were no disagreements between each of Messrs. Chadwick, Crow, Goldstein, Hellerman and Nathan and the Company or any officer or director of the Company.

Contemporaneously with the Transaction Closing, the Company appointed Mr. Patrick J. Curry, Mr. Joseph E. Sarachek, Mr. Matthew T. Epstein, Mr. James Hua and Mr. Robert Knapp to join the

Company’s Board of Directors. Each of Messrs. Curry, Sarachek, Epstein, Hua and Knapp are affiliates of PJC, Triax, a Common Stock Investor or a Consenting Convertible Note Holder. All such persons were appointed pursuant to the Board Designation Agreements described in Item 1.01 above. Prior to the Transaction Closing, none of Messrs. Curry, Sarachek, Epstein, Hua and Knapp were officers and/or directors of the Company, had any family relationship with any director, executive officer or other director designee of the Company, or held any previous position with the Company nor have they been involved in any transactions with the Company or any of our directors, executive officers, affiliates or associates that are required to be disclosed pursuant to the rules and regulations of the SEC.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective on July 17, 2017, the Company filed an Articles of Amendment to Articles of Incorporation (the “Articles Amendment”) to increase the authorized Common Stock from 80,000,000 shares to 415,000,000 shares. As previously disclosed, the Articles Amendment was approved by the Company’s shareholders at the Company’s 2017 Annual Meeting. The adoption of the Articles Amendment results in a greater number of shares of Common Stock available for issuance.

The above description of the Articles Amendment does not purport to be complete and is qualified in its entirety by reference to the Articles Amendment, which is filed as Exhibit 3.1 hereto.

Item 8.01                                           Other Events.

On July 31, 2017, the Company issued a press release announcing the consummation of the Master Transaction Agreements. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibit

Exhibit No.	Exhibit Title

3.1	Amendment to Articles of Incorporation dated July 17, 2017.

4.1	Form of Common Stock Purchase Warrant, dated as of July 28, 2017.

4.2.	Second Supplemental Indenture, dated as of July 28, 2017, by and among Emergent Capital, Inc. and U.S. Bank National Association.

4.3	Indenture, dated as of July 28, 2017, by and among Emergent Capital, Inc. and Wilmington Trust, National Association, as indenture trustee.

4.4	Amended and Restated Indenture, dated as of July 28, 2017, by and among Emergent Capital, Inc. and US BANK National Association.

4.5	Special Dividend Note, dated as of July 28, 2017, made by Lamington Road Designated Activity Company in favor of Markley Asset Portfolio, LLC.

10.1	Common Stock Purchase Agreement, dated as of July 28, 2017, by and among Emergent Capital, Inc., PJC Investments, LLC and the purchasers party thereto.

10.2	Note Purchase Agreement, dated as of July 28, 2017, by and among PJC Investments, LLC, purchasers party thereto, and the holders of the Company’s 15.05% Senior Secured Notes due 2018.

10.3	Registration Rights Agreement, dated as of July 28, 2017, by and among Emergent Capital, Inc., and the holders party thereto.

10.4	Board Designation Agreement, dated as of July 28, 2017, by and between Emergent Capital, Inc. and Evermore Global Advisors, LLC.

10.5	Board Designation Agreement, dated as of July 28, 2017, by and among Emergent Capital, Inc., PJC Investments, LLC and JSARCo, LLC.

10.6	Board Designation Agreement, dated as of July 28, 2017, by and between Emergent Capital, Inc. and Opal Sheppard Opportunities Fund I LP.

10.7	Board Designation Agreement, dated as of July 28, 2017, by and among Emergent Capital, Inc., Ironsides P Fund L.P. and Ironsides Partners Special Situations Master Fund II L.P.

10.8	Board Designation Agreement, dated as of July 28, 2017, by and between Emergent Capital, Inc. and Nantahala Capital Management, LLC.

99.1	Press release issued on July 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 31, 2017

EMERGENT CAPITAL, INC.
(Registrant)

By:	/s/ Christopher O’Reilly
Christopher O’Reilly
General Counsel and Secretary

EXHIBIT LIST

Exhibit No.	Exhibit Title

3.1	Amendment to Articles of Incorporation dated July 17, 2017.

4.1	Form of Common Stock Purchase Warrant, dated as of July 28, 2017.

4.2.	Second Supplemental Indenture, dated as of July 28, 2017, by and among Emergent Capital, Inc. and U.S. Bank National Association.

4.3	Indenture, dated as of July 28, 2017, by and among Emergent Capital, Inc. and Wilmington Trust, National Association, as indenture trustee.

4.4	Amended and Restated Indenture, dated as of July 28, 2017, by and among Emergent Capital, Inc. and US BANK National Association.

4.5	Special Dividend Note, dated as of July 28, 2017, made by Lamington Road Designated Activity Company in favor of Markley Asset Portfolio, LLC.

10.1	Common Stock Purchase Agreement, dated as of July 28, 2017, by and among Emergent Capital, Inc., PJC Investments, LLC and the purchasers party thereto.

10.2	Note Purchase Agreement, dated as of July 28, 2017, by and among PJC Investments, LLC, purchasers party thereto, and the holders of the Company’s 15.05% Senior Secured Notes due 2018.

10.3	Registration Rights Agreement, dated as of July 28, 2017, by and among Emergent Capital, Inc., and the holders party thereto.

10.4	Board Designation Agreement, dated as of July 28, 2017, by and between Emergent Capital, Inc. and Evermore Global Advisors, LLC.

10.5	Board Designation Agreement, dated as of July 28, 2017, by and among Emergent Capital, Inc., PJC Investments, LLC and JSARCo, LLC.

10.6	Board Designation Agreement, dated as of July 28, 2017, by and between Emergent Capital, Inc. and Opal Sheppard Opportunities Fund I LP.

10.7	Board Designation Agreement, dated as of July 28, 2017, by and among Emergent Capital, Inc., Ironsides P Fund L.P. and Ironsides Partners Special Situations Master Fund II L.P.

10.8	Board Designation Agreement, dated as of July 28, 2017, by and between Emergent Capital, Inc. and Nantahala Capital Management, LLC.

99.1	Press release issued on July 31, 2017.